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================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 1997

                           -------------------------
                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)
                           -------------------------

        Delaware                      1-8597                       94-2657368
(State or other jurisdiction    (Commission File Number)  (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On April 7, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing that it had acquired Marlow Surgical Technologies, Inc. On April 8, 1997, the Company issued a press release announcing the opening of a residential treatment center, The Midwest Center for Youth and Families, in Kouts, Indiana. On April 10, 1997, The Company issued a press release announcing that its had completed the redemption of $9.3 million of debt. These three releases are filed as an exhibit to this report and are incorporated into it by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.

Exhibit
  No.       Description
--------    -----------
 99.1       Press Releases dated April 7, 1997, April 8, 1997 and April 10, 1997 of The Cooper Companies, Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE COOPER COMPANIES, INC.

                                            By /s/ Stephen C. Whiteford
                                              -------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  April 10, 1997



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                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
  No.          Description                                        Numbered Page
-------        -----------                                        -------------
 99.1          Press Releases Dated April 7, 1997, April 8, 1997 and
               April 10, 1997 of The Cooper Companies, Inc.



                   STATEMENT OF DIFFERENCES
                   ------------------------

The trademark symbol shall be expressed as..................... 'tm'
The registered trademark symbol shall be expressed as.......... 'r'





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